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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002

                             Bay State Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-13691                 04-3398630
      --------                      -------                 ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

               1299 Beacon Street, Brookline, Massachusetts 02446
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (617) 739-9500
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         -------------

      On April 15, 2002, Bay State Bancorp, Inc. issued a press release which announced that the 2002 annual meeting of stockholders will be held on July 24, 2002.

      A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated April 15, 2002.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BAY STATE BANCORP, INC.




Date: April 17, 2002                By: /s/ Michael O. Gilles
                                        ----------------------------------------
                                        Michael O. Gilles
                                        Senior Vice President
                                        and Chief Financial Officer